Investor Presentation September 18-19, 2008 Exhibit 99.1

The Strength of Working Together
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Forward-looking Statements
This presentation includes forward-looking statements, including statements about the financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not historical facts may be “forward-looking”
statements as defined in the Private Securities Litigation Reform Act of
1995.  Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company’s present expectations.
Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made.
Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made.  For further information regarding Crawford & Company, please read the Crawford & Company reports filed with the United States
Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company’s website at
www.crawfordandcompany.com.

Crawford & Company
• World’s largest fully-integrated independent provider of global claims management solutions.
• Four reporting segments:
– International Operations
• Serves the global insurance industry and multi-national corporations
– U.S. Property & Casualty
• Serves the U.S. insurance company market
– Broadspire
• Serves large national accounts, carriers and self-insured entities
– Legal Settlement Administration
• Provides administration for class action settlements, bankruptcy matters, and product performance.
• Opportunities
• Improved quality has restored client confidence, improved retention
• Short term emphasis on cost control
• Increase market share: both new clients and cross-selling existing services
• Investment in enhanced technology
• Crawford will benefit from global consolidation of TPA vendors

The Strength of Working Together SM 4 Locations 700 locations in 63 countries

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Diversified Business Mix
Revenues before Reimbursements of $519 Million
Six Months Ended June 30, 2008
• Property and Casualty
Services
• Global Technical Services
• Global Marine and
Transportation
• Global Markets
42.5%
30.7%
7.4%
International
U.S. Property & Casualty
• Property and Casualty Services
• Catastrophe Management Services
• Auto Appraisal Services
• Centralized Claim Administration
• Strategic Warranty Services
19.4%
Legal Settlement Administration
• Class Actions
– Securities
– Product Liability
• Bankruptcy Administration
Broadspire
• Workers’ Compensation  and
Liability Claims Administration
• Medical and Case Management
• Long-Term Care Services
• Integrated Disability Management
• Risk Management Information
Systems (RSG)
• Claim Triage Solution (e-Triage)

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Insurance Carrier Internal Claims Dept.
Outsourced
International (excluding U.S.) Property & Casualty
Insurance Market Opportunities
Crawford CL GAB Regional/Local Providers
• Only 4.4% of dollars spent by rest of world (ROW)
carriers on claims are outsourced to third party
independent adjusters
• Very few global claims providers
• As ROW insurance carriers look to consolidate claims
services vendors, small firms lose market share
ROW Unallocated Loss Adjusting Expenses
$41.1 Billion
95.6%
$1.9 Billion
4.4%
$1.053 Billion
55.6%
$140 Million
7.3%
ROW Outsourced Loss Adjusting Expenses
$377 Million
19.8%
Source: Crawford & Company
$330 Million
17.3%

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International Strengths and Opportunities
• Best infrastructure among independents builds on industry trend of consolidation of clients.
• Bench strength of International Leadership Team required to grow in industry marked by demanding, value-driven clients, with high service level expectations.
• Global service differentiation from simple/low value claims through to complex/high value claims.
• International specialities: Class Action, Subsidence, Counter Fraud
Solutions, Managed Care, Desktop Claims, Affinity Business, Supply
Chain Management.
• Goals include product and market share expansion in Canada, UK, and
Asia Pacific as well as development of Latin America and other emerging markets.

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U.S. Insurance Market Opportunities
4,000+ Local & Regional Providers
National Providers
Crawford
U.S. Unallocated Loss Adjusting Expenses
$21.7 Billion
86.1%
$3.5 Billion
13.9%
$3 Billion
86%
$280 Million
8%
U.S. Outsourced Loss Adjusting Expenses
$193 Million
6%
Source: Cochran, Caronia & Co. and Crawford & Company
• Approximately 14% of dollars spent by U.S. carriers on claims services are outsourced to third parties
– High propensity to outsource non-core lines and/or non-core states
• Outsourced claims service provider market is highly fragmented
– Crawford is the market leader with 6.0%
• As insurance carriers look to consolidate claims services vendors, small firms lose market share
– Most U.S. carriers are dramatically reducing the number of vendors on “approved lists”
Insurance Carrier Internal Claims Dept.
Outsourced

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U.S. Property & Casualty
Growth Opportunities
• Strategic Growth
– Target large insurers who are consolidating their vendor lists and ensure Crawford is named an approved vendor
• Quality improvement
• Efforts toward training and product development
– Target markets
• Small and mid-market carriers
• Managing general agents (London Market)
• Non-standard insurers
• Property & casualty programs run by self-insured corporations
• Organic Growth
– Key account plans for top clients
– Account managers for each major client
– Easily accessible database of client instructions

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U.S. Self-Insured Entities and Captives
Market Opportunities
9 Largest Providers
Broadspire
Local and Regional Providers
• Self-insured entities and captives outsource practically all of their claims services
• Outsourced total claims management is fragmented
• Local and regional providers unable to leverage technology investment
$0.4 Billion $3.2 Billion
Unallocated Loss Adjusting Expenses
Outsourced Loss Adjusting Expenses
$1.8 Billion
55.9%
$1.1 Billion
34.1%
$321 Million
10.0%
Source: Cochran, Caronia & Co. and Crawford & Company
Internal Outsourced

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Broadspire Strengths and Opportunities
• Strengths
– Proven faster return-to-work for employees and cost savings to clients
– Superior measurement and reporting of those results
– Fully integrated services that make programs easy to administer
– Superior medical protocols that produce bottom-line results for customers
– Greater flexibility and more success in customizing programs for clients
– A proprietary web-based claims intake function that helps claim professionals identify potential problems and develop action plans to deal with them
–
Claims Advantage
program utilizing e-Triage
• Opportunities:
– Increase sales of unbundled medical and case management services
– Brand globalization
– Grow integrated disability management business
– Cross-sell Broadspire and Crawford customers

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Legal Settlement Administration
• The Garden City Group, Inc. (GCG) Products and
Services
– Administers class action settlements
– Designs and implements legal notice programs
– Manages chapter 11 bankruptcy claims administration
– Executes complete document management services
– Obtains expert consultation in complex legal business matters
• GCG Growth Opportunities
– Win larger market share of class action settlements
– Expand bankruptcy administration business
– Take advantage of emerging cross border opportunities
– Examine and pursue appropriate acquisition opportunities

“The Strength of Working Together”
“The Strength of Working Together” is unifying the
Company around consistent goals:
Adaptive leadership team responding to changing
economic conditions
Increasing emphasis on sources of additional revenue
growth
– Selling Crawford services into the existing client base through key account management
Driving technology forward
– Creating operational efficiencies
– Global economies of scale
Being a target-driven organization
– Setting medium term goals, 2009 to 2011

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Medium Term Goals
• Grow revenues organically by 5% CAGR through 2010
• Achieve a 10% EBIT margin by 2010
• Continued commitment to sound financial management
and maximizing shareholder value
• Target debt as a percentage of total capital at 25% to
30%

Financial Review

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Year-to-Date June 30, 2008 Overview
• Strong performance in a difficult operating environment
Revenue growth of 7.2% supported by cost reduction initiatives
Net Income up 81.6%
• Strong revenue growth internationally and in U.S.
Property & Casualty offset declines in remaining
U.S. businesses
International growth (before currency effects) of 17.9%
Revenue declines at Broadspire and Legal Settlement
Administration
• Solid earnings per share performance at $0.34
Double-digit operating margin in U.S. Property & Casualty
and Legal Settlement Administration
All four segments reported positive operating earnings and
margin improvement
SG&A costs reduced by 1.8%
• Planned for difficult U.S. economy
Continued growth trends internationally
Ongoing emphasis on growing existing client base through cross selling
Focus on cost control
US claims value holding steady
460
470
480
490
500
510
520
YTD 2008 YTD 2007
Revenues Before Reimbursements
$ in millions
0
5
10
15
20
YTD 2008 YTD 2007
Net Income
$ in millions
$518.8
$484.1
$17.0
$9.4

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Year-to-Date June 30, 2008 Financials
Six Months Ended June 30 2008 2007 % Change
Revenues:
Revenues Before Reimbursements $518,777 $484,145 7%
Reimbursements 45,162 34,678 30%
Total Revenues 563,939 518,823 9%
Costs and Expenses:
Cost of Services Before Reimbursements 377,369 361,656 4%
Reimbursements 45,162 34,678 30%
Total Cost of Services 422,531 396,334 7%
Selling, General, and Administrative 105,906 107,816 -2%
Corporate Interest Expense, Net 9,072 8,600 5%
Total Costs and Expenses 537,509 512,750 5%
Gain on Disposal of Subrogation Business - 3,980 nm
Gain on Sale of Former Corporate Headquarters - 4,844 nm
Income Before Income Taxes 26,430 14,897 77%
Income Taxes 9,430 5,538 70%
Net Income $17,000 $9,359 82%
Diluted Earnings Per Share - After Gains on Asset Sales $0.34 $0.19 76%
Diluted Earnings Per Share - Before Gains on Asset Sales (1) $0.34 $0.08 325%
nm = not meaningful
(1) 2007 diluted earnings per share - before gains on asset sales is defined as 2007 diluted earnings per share -
after gains on asset sales ($0.19) less 2007 diluted earnings per share attributed to gains on asset sales ($0.11).
CRAWFORD  &  COMPANY
CONDENSED CONSOLIDATED STATEMENTS  OF  INCOME
(In Thousands, Except Per Share Amounts)
Unaudited

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0
20
40
60
80
100
120
YTD 2008 YTD 2007
Revenues Before
Reimbursements
$ in millions
$ in millions
$98.7
$100.7
$4.6
$11.0
Revenue improvement complemented by strong cost
control
Improved operating earnings and margin
Catastrophe revenue up $2.2 million from 2007 to 2008
Reduction in claim referrals due to major client decision to in-source high volume, low margin vehicle claims.
Property claims up 6.5%
Growth in tough environment
Year-to-Date June 30, 2008 Financials
U.S. Property & Casualty Summary Results
For the year-to-date periods ended June 30, 2008 and 2007
in Thousands Except Percentages
Unaudited
2008 2007 % Change
Revenues Before Reimbursements 100,708 $ 98,744 $  2.0%
Total Operating Expenses 89,667 94,171 -4.8%
Operating Earnings 11,041 $  4,573 $    141.4%
Operating Margin 11.0% 4.6% 6.4%
0
2
4
6
8
10
12
YTD 2008 YTD 2007
Operating
Earnings

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$ in millions
$ in millions
Revenue increased 17.9% on a constant dollar basis
Increased operating margin
Strong operating earnings
Significant new client wins in Canada
Strength in Canada, UK and Asia Pacific
Claims referred increased 3.1%
0
50
100
150
200
250
YTD 2008 YTD 2007
Revenues Before Reimbursements
Year-to-Date June 30, 2008 Financials
International Summary Results
For the year-to-date periods ended June 30, 2008 and 2007
in Thousands Except Percentages
Unaudited
2008 2007 % Change
Revenues Before Reimbursements 220,143 $ 172,595 $ 27.5%
Total Operating Expenses 200,710 164,065 22.3%
Operating Earnings 19,433 $  8,530 $    127.8%
Operating Margin 8.8% 4.9% 3.9%
0
5
10
15
20
YTD 2008 YTD 2007
Operating Earnings
$220.1
$172.6
$19.4
$8.5

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$ in millions
$ in millions
Broadspire Summary Results
For the year-to-date periods ended June 30, 2008 and 2007
in Thousands Except Percentages
Unaudited
2008 2007 % Change
Revenues Before Reimbursements 159,378 $   167,658 $   -4.9%
Total Operating Expenses 155,091 165,560 -6.3%
Operating Earnings 4,287 $      2,098 $      104.3%
Operating Margin 2.7% 1.3% 1.4%
Revenue decline
Improved margin through strong cost management
produced positive operating results
Strong client retention
Claims frequency down 7.2% in workers’ compensation
Increased cross selling, new RFP activity
expanding BPO operations
Year-to-Date June 30, 2008 Financials
0
50
100
150
200
YTD 2008 YTD 2007
Revenues Before Reimbursements
0
1
2
3
4
5
YTD 2008 YTD 2007
Operating Earnings
$167.7
$159.4
$4.3
$2.1

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$ in millions
$ in millions
Legal Settlement Administration Summary Results
For the year-to-date periods ended June 30, 2008 and 2007
in Thousands Except Percentages
Unaudited
2008 2007 % Change
Revenues Before Reimbursements 38,548 $   45,148 $   -14.6%
Total Operating Expenses 32,909 39,479 -16.6%
Operating Earnings 5,639 $     5,669 $     -0.5%
Operating Margin 14.6% 12.6% 2.0%
Revenue decline due to timing of business
Operating margin increases minimized decline in
operating earnings
Growing backlog of $52.8 million at June 30, 2008
Year-to-Date June 30, 2008 Financials
34
36
38
40
42
44
46
YTD 2008 YTD 2007
Revenues Before Reimbursements
0
1
2
3
4
5
6
YTD 2008 YTD 2007
Operating Earnings
$38.5
$45.1
$5.6
$5.7

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June 30, 2008 Financials
Crawford & Company
Consolidated Balance Sheet Highlights
As of June 30, 2008 and December 31, 2007
(in thousands, except percentages)
Unaudited
June 30, December 31,
2008 2007* Change
Cash and cash equivalents $48,346 $50,855 ($2,509)
Accounts receivable, net 191,980 178,528 13,452
Unbilled revenues at estimated billable amounts 131,899 136,652 (4,753)
Total receivables 323,879 315,180 8,699
Deferred revenues, net                    104,396 111,036 (6,640)
Pension liabilities 67,375 76,977 (9,602)
Current portion of long-term debt, capital leases
and short-term borrowings 35,724 31,864 3,860
Long-term debt, less current portions 182,381 183,449 (1,068)
Total debt 218,105 215,313 2,792
Total shareholders' investment 272,576 254,215 18,361
Net debt** 169,759 164,458 5,301
Total debt / total shareholders' investment 44% 46%
* Derived from the audited Consolidated Balance Sheet
**Net debt is defined by the Company as total debt ($218,105 at June 30, 2008 and $215,313 at December 31, 2007),
less cash and cash equivalents ($48,346 at June 30, 2008 and $50,855 at December 31, 2007)

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Crawford & Company
Total Company
Total Revenue Trend
Currency: USD Crawford & Company Confidential
($000's) 2008 2007 2006
2008/2007 2007/2006 2006/2005
1st Quarter 987,046 861,524 789,255
As of June 2008
11% 14% 4%
2nd Quarter 1,009,775 909,458 795,856 FULL YEAR 19% 6%
3rd Quarter 958,174 808,194
4th Quarter 975,143 819,522 NOTES:
Revenue is measured as total revenues before reimbursements for client expenses.
12-Month Moving Total Revenue Average Annual Rate of Change - 12 Month Moving Total
12-Month Moving Revenue
$750,000
$800,000
$850,000
$900,000
$950,000
$1,000,000
$1,050,000
Actual

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Crawford & Company
Total Company
Operating Earnings Trend
Currency: USD Crawford & Company Confidential
($000's) 2008 2007 2006
2008/2007 2007/2006 2006/2005
1st Quarter 49,538 29,399 30,221 As of June 2008 76% 1% 0%
2nd Quarter 57,963 32,617 32,233 FULL YEAR 16% 28%
3rd Quarter 33,845 35,667
4th Quarter 37,230 32,195 NOTES:
Operating earnings is defined as earnings before special charges/credits, net corporate interest, income taxes, stock option expense, and amortization of customer-relationship intangible assets.
12-Month Moving Operating Earnings Average Annual Rate of Change - 12 Month Moving Total
12-Month Moving Operating Earnings
$25,000
$30,000
$35,000
$40,000
$45,000
$50,000
$55,000
$60,000
$65,000
Actual

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Crawford & Company
Total Company
Operating Earnings-to-Revenue Ratio Trend
Currency: USD Crawford & Company Confidential
($000's) 2008 2007 2006
2008/2007 2007/2006 2006/2005
1st Quarter 5.02% 3.42% 3.83%
As of June 2008
2.10% -0.46% -0.18%
2nd Quarter 5.74% 3.59% 4.05%
FULL YEAR
-0.11% 0.68%
3rd Quarter 3.53% 4.41%
4th Quarter 3.82% 3.93%
NOTES:
Operating earnings is defined as earnings before special charges/credits, net corporate interest, income taxes, stock option expense, and amortization of customer relationship intangible assets.
Revenue is measured as total revenues before reimbursements for client expenses.
12-Month Moving Total Ratio Average Annual Rate of Change - 12 Month Moving Total
12-Month Moving Ratio
3.00%
3.50%
4.00%
4.50%
5.00%
5.50%
6.00%
Actual